BUSINESS COMBINATIONS - Schedule of total amount of contingent liabilities assumed on date of transaction, including attributed fair value (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2020		Jan. 03, 2020		Dec. 31, 2019
Schedule of fair values of the identifiable assets and liabilities acquired as at the date of acquisition
Financial effects of the allocation of the fair values of contingent liabilities assumed and recognized	R$ 797,693				R$ 0
Avon Products, Inc
Schedule of fair values of the identifiable assets and liabilities acquired as at the date of acquisition
Contingent liabilities assumed and recognized before the allocation of the fair value			R$ 872,993
Financial effects of the allocation of the fair values of contingent liabilities assumed and recognized			820,103
Tax			1,381,418
Civil			92,988
Labor			218,690
Total	R$ 1,693,096	[1]	R$ 1,693,096	[2]

[1]	During the measurement period, the Company completed the identification and measurement of the contingent liabilities assumed evaluated as present obligations, as discussed above.
[2]	Contingent liabilities assumed in the acquisition that are considered present obligations arising from past events and that can be measured reliably were recognized and are initially measured at fair value on the acquisition date and subsequently measured in accordance with the requirements of IFRS 3, to a higher amount that would be recognized in accordance with IAS 37. The fair value of the contingent liabilities includes the liabilities assumed and recognized by Avon before the allocation of the fair value, in the amount of R$ 872,993, plus the effects of the allocation of the fair values, which totaled R$ 820,103. The main assumption for calculating the fair value of the contingent liabilities was the evaluation of the probability of loss of the possible and remote lawsuits.